Exhibit 10.1

股权收购协议

STOCK PURCHASE AGREEMENT

由以下各方签订

AMONG

甲方（转让方）： Baiya International Group Inc.，一家依据开曼群岛法律合法设立并有效存续的主体（“转让方”）。

Party A (Transferor): Baiya International Group Inc., an entity duly organized and validly existing under the laws of the Cayman Islands (“Transferor”).

乙方（收购方）： Shengshi International Group Inc.，一家依据开曼群岛法律合法设立并有效存续的公司（“收购方”）。

Party B (Acquiror): Shengshi International Group Inc., a company duly organized and validly existing under the laws of the Cayman Islands (“Acquiror”).

丙方（目标公司）： STARFISH TECHNOLOGY-FZE，一家依据迪拜酋长颁布的2021年第16号法律及迪拜综合经济区管理局（DIEZA）相关实施条例正式设立的有限责任公司（“目标公司”）。

Party C (The Company): STARFISH TECHNOLOGY-FZE, a Free Zone Establishment with limited liability duly formed pursuant to Law No. 16 of 2021 issued by H.H. Ruler of Dubai and the Implementing Regulations of Dubai Integrated Economic Zones Authority (DIEZA) (“Company”).

鉴于条款

RECITALS

WHEREAS, 于交割前，转让方为目标公司全部已发行股份（“公司股份”）的登记及实益所有人；

WHEREAS, immediately prior to the Closing, the Transferor is the record and beneficial owner of all the issued and outstanding shares of the Company (collectively the “Company Shares”);

WHEREAS, 转让方此前已与目标公司原股东（“原卖方”）签署了一份日期为2025年9月19日的《股权收购协议》（“原协议”），根据该协议，转让方已向原卖方发行了 2,320,000股 转让方的A类股份（“Baiya股份”）；

WHEREAS, the Transferor previously entered into a Stock Purchase Agreement dated September 19, 2025 (the “Prior Agreement”) with the prior shareholders of the Company (the “Prior Sellers”), pursuant to which the Transferor issued 2,320,000 Class A Shares of the Transferor (the “Baiya Shares”) to the Prior Sellers;

WHEREAS, 各方确认，原协议项下已发行给原卖方的Baiya股份（包括因雇佣协议或股东身份获得的任何股份）应继续由原卖方持有，不构成本协议项下出售、转让或交割的标的；

WHEREAS, the parties confirm that the Baiya Shares (including any shares issued under employment agreements or to shareholders) previously issued to the Prior Sellers under the Prior Agreement shall remain with the Prior Sellers and shall not be sold, transferred or delivered as part of the transactions contemplated hereunder;

WHEREAS, 转让方希望向收购方出售并转让，且收购方希望向转让方购买并收购公司股份，不附带任何权利负担；

WHEREAS, the Transferor desires to sell and transfer to the Acquiror, and the Acquiror desires to purchase and acquire from the Transferor, the Company Shares, free and clear of all Encumbrances;

WHEREAS, 收购方同意以 100万美元 现金作为对价支付给转让方；

WHEREAS, the Acquiror agrees to pay One Million US Dollars (US$1,000,000) in cash as consideration to the Transferor;

WHEREAS, 各方希望一揽子解决股权转让、对价支付及原协议相关事宜。

WHEREAS, the parties wish to resolve in one single agreement the equity transfer, payment of consideration, and matters relating to the Prior Agreement.

现各方约定如下：

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

第一条 定义

ARTICLE I DEFINITIONS

1.1 定义
1.1 Definitions

For purposes of this Agreement, the following terms have the meanings specified below:

“Baiya股份” 指转让方已向原卖方发行的2,320,000股A类股份。各方确认，该等Baiya股份不构成本协议项下的出售标的，应继续由原卖方持有。

“Baiya Shares” means the 2,320,000 Class A Shares of the Transferor previously issued to the Prior Sellers. The parties confirm that such Baiya Shares are not the subject of the sale under this Agreement and shall remain with the Prior Sellers.

“交割” 指根据本协议完成公司股份的买卖。

“Closing” means the purchase and sale of the Company Shares pursuant to this Agreement.

“交割日” 指交割发生的日期。

“Closing Date” means the date on which the Closing occurs.

“公司股份” 指目标公司的全部已发行股份。

“Company Shares” means all the issued and outstanding shares of the Company.

“对价” 指收购方根据本协议第二条应向转让方支付的1,000,000美元。

“Consideration” means US$1,000,000 payable by the Acquiror to the Transferor pursuant to Article II hereof.

“权利负担” 指任何担保物权、债权、留置权、期权、质押、优先购买权或任何形式的限制，包括对使用、投票、转让、收益收取或行使任何其他所有权属性的限制。

“Encumbrance” means any charge, claim, lien, option, pledge, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

“原协议” 指转让方与原卖方于2025年9月19日签署的《股权收购协议》。

“Prior Agreement” means the Stock Purchase Agreement dated September 19, 2025 between the Transferor and the Prior Sellers.

“原卖方” 指原协议附件A所列的目标公司原股东。

“Prior Sellers” means the holders of the Company’s outstanding capital shares named in Schedule A to the Prior Agreement.

“主体” 指任何个人、公司、合伙、有限责任公司、合资企业、信托、协会、组织、政府机构或其他实体。

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, association, organization, governmental body, or other entity.

第二条 股份出售与转让；交割

ARTICLE II SALE AND TRANSFER OF COMPANY SHARES; CLOSING

2.1 公司股份

2.1 Company Shares

根据本协议的条款和条件，在交割时，转让方应向收购方出售、让与、转让并交付公司股份的所有权利、所有权及权益，不附带任何权利负担。收购方应向转让方购买并接受公司股份。为免疑义，Baiya股份不构成本协议项下出售、转让或交割的标的。

Subject to the terms and conditions of this Agreement, at the Closing, the Transferor shall sell, convey, assign, transfer and deliver to the Acquiror, and the Acquiror shall purchase, acquire and accept from the Transferor, all right, title and interest in and to the Company Shares, free and clear of all Encumbrances. For the avoidance of doubt, the Baiya Shares are not the subject of the sale, transfer or delivery under this Agreement.

2.2 收购对价

2.2 Purchase Consideration

公司股份的总收购价款（“对价”）为 1,000,000美元，应以现金形式由收购方支付给转让方。

The aggregate purchase price (the “Consideration”) for the Company Shares shall be One Million US Dollars (US$1,000,000) , payable in cash by the Acquiror to the Transferor.

2.3 交割

2.3 Closing

交割应在本协议签署后 10 个工作日内发生，或在转让方和收购方另行商定的其他日期（“交割日”）发生。交割可以通过电子方式或各方满意的其他方式完成。

The Closing shall occur within 10 business days after the execution of this Agreement, or on such other date as the Transferor and the Acquiror shall mutually agree (the “Closing Date”). The Closing may be consummated electronically or by other means satisfactory to the parties.

2.4 交割义务

2.4 Closing Obligations

(a) 转让方的交割义务：

(a) The Transferor’s Closing Obligations:

在交割时，转让方应向收购方交付：

At the Closing, the Transferor shall deliver to the Acquiror:

(i) 转让文件。 代表所有公司股份的证书，已适当空白背书或附有完全签署的股权转让授权书，或关于公司股份的适当签署的股份转让文书；

(i) Instruments of Transfer. Certificates representing all of the Company Shares, free and clear of all Encumbrances, duly endorsed in blank or with a fully executed stock power attached, or duly executed instrument of share transfer with respect to the Company Shares;

(ii) 公司记录。 显示公司记录已更新以反映公司股份所有权从转让方转让给收购方的证据；

(ii) Company Records. Evidence showing that the records of the Company have been updated to reflect the transfer of ownership of the Company Shares from the Transferor to the Acquiror;

(iii) 公司文件。 经目标公司注册地政府机构认证的公司注册证书（或性质类似文件）副本，认证日期不早于交割日前十（10）日；

(iii) Corporate Documents. A copy of the Certificate of Incorporation of the Company, or a document of similar nature, certified by the Governmental Body of its jurisdiction of formation, as of a date not more than ten (10) days prior to the Closing Date;

(iv) 良好存续证明。 由目标公司注册地政府机构出具的公司良好存续证明（或性质类似文件），出具日期不早于交割日前十（10）日；

(iv) Good Standing Certificate. Certificate of good standing with respect to the Company, issued by the Governmental Body of its jurisdiction of formation, as of a date not more than ten (10) days prior to the Closing Date;

(v) 董事会决议。 目标公司董事会决议副本，授权签署和交付本协议并履行目标公司在本协议项下的义务；

(v) Board Resolutions. A copy of the resolutions of the Company’s board of directors, authorizing the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder;

(vi) 其他文件。 转让方根据本协议要求交付的所有其他协议、文件、文书或证书。

(vi) Other Documents. All other agreements, documents, instruments or certificates required to be delivered by the Transferor at or prior to the Closing pursuant to this Agreement.

(b) 收购方的交割义务：

(b) The Acquiror’s Closing Obligations:

在交割时，收购方应向转让方支付对价，通过电汇将立即可用的资金转入转让方指定的账户。

At the Closing, the Acquiror shall pay the Consideration to the Transferor by wire transfer of immediately available funds to an account designated by the Transferor.

第三条 转让方的陈述与保证

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR

转让方向收购方作出如下陈述和保证，截至本协议签署日及截至交割日：

The Transferor represents and warrants to the Acquiror, as of the date hereof and as of the Closing Date, as follows:

3.1 公司股份的所有权

3.1 Title to the Company Shares

转让方是公司股份的合法所有人，在记录上和实益上拥有该等股份，并对公司股份拥有良好且可出售的所有权，且不附带任何权利负担。除本协议外，不存在任何关于公司股份的收购、处置或投票的协议或谅解。不存在与公司股份相关的待决或据转让方所知被威胁的诉讼或命令。

The Transferor is the lawful owner, of record and beneficially, of the Company Shares and has good and marketable title to the Company Shares, free and clear of all Encumbrances. Except for this Agreement, there are no agreements or understandings between the Transferor and any other Person with respect to the acquisition, disposition or voting of the Company Shares. There are no Proceedings or Orders pending or, to the Knowledge of the Transferor, threatened relating to the Company Shares.

3.2 授权

3.2 Authority

转让方拥有一切必要权力和授权签署、交付和履行其在本协议项下的义务并完成本协议预期的交易。本协议已由转让方正式有效签署和交付，构成对转让方有效且有约束力的义务，可根据其条款对转让方强制执行。

The Transferor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Transferor, and constitutes a valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms.

3.3 无冲突

3.3 No Conflict

本协议的签署与交付或任何拟议交易的完成或履行，均不会违反或冲突于：(i) 转让方的组织文件，或 (ii) 任何对转让方或公司股份有约束力的法律要求或命令。

Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will contravene, conflict with, or result in a violation of (i) any provision of the Organizational Documents of the Transferor, or (ii) any Legal Requirement or any Order to which the Transferor or the Company Shares may be subject.

3.4 原协议的处理

3.4 Handling of the Prior Agreement

转让方确认：转让方与原卖方之间的原协议由转让方单方负责处理、终止或清偿。收购方无需承担任何原协议项下的义务或责任。转让方应赔偿并使收购方免受因原协议产生的任何索赔、损失或诉讼。各方进一步确认，原协议项下已发行给原卖方的Baiya股份不构成本协议项下的交易标的，应由原卖方继续持有。

The Transferor confirms that the Prior Agreement between the Transferor and the Prior Sellers shall be handled, terminated or settled solely by the Transferor. The Acquiror shall not bear any obligation or liability under the Prior Agreement. The Transferor shall indemnify and hold harmless the Acquiror from any claim, loss or proceeding arising out of or relating to the Prior Agreement. The parties further confirm that the Baiya Shares issued to the Prior Sellers under the Prior Agreement are not the subject of the transaction hereunder and shall remain with the Prior Sellers.

3.5 原卖方发行的Baiya股份

3.5 Baiya Shares Issued to Prior Sellers

转让方确认，2,320,000股Baiya股份已根据原协议发行给原卖方。该等发行已完成，转让方不对原卖方就该等Baiya股份承担进一步义务，但原协议另有约定的除外。本协议的任何内容不得被解释为要求转让方或收购方回购、转让或以其他方式处置该等Baiya股份。

The Transferor confirms that the 2,320,000 Baiya Shares have been issued to the Prior Sellers pursuant to the Prior Agreement. Such issuance has been completed, and the Transferor has no further obligations to the Prior Sellers with respect to such Baiya Shares, except as otherwise provided in the Prior Agreement. Nothing in this Agreement shall be construed as requiring the Transferor or the Acquiror to repurchase, transfer or otherwise dispose of such Baiya Shares.

3.6 无未披露负债

3.6 No Undisclosed Liabilities

据转让方所知，目标公司不存在任何性质的负债或义务，但交割前在正常业务过程中产生的负债除外。

To the Knowledge of the Transferor, the Company has no liabilities or obligations of any nature, except for liabilities incurred in the Ordinary Course of Business prior to the Closing.

3.7 法律程序

3.7 Legal Proceedings

不存在任何针对目标公司或涉及目标公司业务的未决法律程序，也不存在据转让方所知被威胁的法律程序。

There is no pending Proceeding that has been commenced by or against the Company or that otherwise relates to the business of the Company, and no such Proceeding has been Threatened to the Knowledge of the Transferor.

第四条 收购方的陈述与保证

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

收购方向转让方作出如下陈述和保证，截至本协议签署日及截至交割日：

The Acquiror represents and warrants to the Transferor, as of the date hereof and as of the Closing Date, as follows:

4.1 授权

4.1 Authority

收购方拥有一切必要权力和授权签署、交付和履行其在本协议项下的义务并完成本协议预期的交易。本协议已由收购方正式有效签署和交付，构成对收购方有效且有约束力的义务，可根据其条款对收购方强制执行。

The Acquiror has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Acquiror, and constitutes a valid and binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its terms.

4.2 资金充足性

4.2 Sufficiency of Funds

收购方拥有并将在交割时拥有充足的立即可用资金，以支付对价并完成本协议预期的交易。

The Acquiror has and will have at the Closing sufficient immediately available funds to pay the Consideration and to consummate the transactions contemplated by this Agreement.

4.3 无冲突

4.3 No Conflict

本协议的签署与交付或任何拟议交易的完成或履行，均不会违反或冲突于：(i) 收购方的组织文件，或 (ii) 任何对收购方有约束力的法律要求或命令。

Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will contravene, conflict with, or result in a violation of (i) any provision of the Organizational Documents of the Acquiror, or (ii) any Legal Requirement or any Order to which the Acquiror may be subject.

第五条 目标公司的陈述与保证

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY

目标公司向转让方和收购方作出如下陈述和保证，截至本协议签署日及截至交割日：
The Company represents and warrants to the Transferor and the Acquiror, as of the date hereof and as of the Closing Date, as follows:

5.1 组织与存续

5.1 Organization and Good Standing

目标公司已根据其成立地法律正式组建、有效存续且状态良好，拥有充分的公司权力和授权以开展现有业务、拥有或使用其财产和资产。

The Company is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use.

5.2 授权；无冲突

5.2 Authority; No Conflict

本协议构成对目标公司合法、有效且有约束力的义务，可根据其条款对目标公司强制执行。本协议的签署与交付或任何拟议交易的完成或履行，均不会违反目标公司的组织文件或任何对目标公司有约束力的法律要求。

This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will contravene, conflict with, or result in a violation of the Organizational Documents of the Company or any Legal Requirement to which the Company may be subject.

5.3 股本

5.3 Capitalization

交割前，转让方是目标公司全部已发行股份的记录和实益所有人。目标公司所有已发行股权证券均已获正式授权和有效发行。

Immediately prior to the Closing, the Transferor is the record and beneficial owner of all the issued and outstanding shares of the Company. All the outstanding equity securities of the Company have been duly authorized and validly issued.

第六条 赔偿

ARTICLE VI INDEMNIFICATION

6.1 转让方的赔偿义务

6.1 Indemnification by the Transferor

转让方应赔偿、辩护并使收购方及其关联方、董事、高级管理人员、员工和代理人免受因以下原因产生或与之相关的任何损失、索赔、损害、责任、成本和费用（包括合理的律师费）：(i) 转让方违反本协议中的任何陈述、保证或承诺；或 (ii) 原协议或与原卖方之间的任何其他交易（包括但不限于与原卖方就Baiya股份产生的任何争议）。

The Transferor shall indemnify, defend and hold harmless the Acquiror and its affiliates, directors, officers, employees and agents from and against any losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) arising out of or relating to (i) any breach of any representation, warranty or covenant of the Transferor contained in this Agreement, or (ii) the Prior Agreement or any other transaction with the Prior Sellers (including, without limitation, any dispute with the Prior Sellers regarding the Baiya Shares).

6.2 收购方的赔偿义务

6.2 Indemnification by the Acquiror

收购方应赔偿、辩护并使转让方免受因收购方违反本协议中的任何陈述、保证或承诺而产生或与之相关的任何损失、索赔、损害、责任、成本和费用（包括合理的律师费）。

The Acquiror shall indemnify, defend and hold harmless the Transferor from and against any losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) arising out of or relating to any breach of any representation, warranty or covenant of the Acquiror contained in this Agreement.

第七条 原协议的处理

ARTICLE VII HANDLING OF THE PRIOR AGREEMENT

7.1 转让方的确认

7.1 Acknowledgment of the Transferor

转让方确认并同意：

The Transferor acknowledges and agrees that:

(a) 转让方与原卖方之间的原协议由转让方单方负责最终处理；

(a) The Prior Agreement between the Transferor and the Prior Sellers shall be finally handled solely by the Transferor;

(b) 收购方不承担原协议项下的任何义务或责任；

(b) The Acquiror shall not assume any obligation or liability under the Prior Agreement;

(c) 转让方应自费采取一切必要行动，终止、清偿或以其他方式解决原协议项下的任何未决义务；

(c) The Transferor shall take all necessary actions at its own expense to terminate, satisfy or otherwise resolve any outstanding obligations under the Prior Agreement;

(d) 转让方应赔偿收购方因原协议或原卖方提出的任何索赔而产生的任何损失；

(d) The Transferor shall indemnify the Acquiror for any losses arising from any claim by the Prior Sellers or relating to the Prior Agreement;

(e) 原协议项下已向原卖方发行的Baiya股份继续由原卖方持有，本协议任何内容均不构成收购方就该等Baiya股份向转让方或原卖方承担任何义务。

(e) The Baiya Shares issued to the Prior Sellers under the Prior Agreement shall remain with the Prior Sellers, and nothing in this Agreement shall impose any obligation on the Acquiror with respect to such Baiya Shares to the Transferor or the Prior Sellers.

7.2 Baiya股份

7.2 Baiya Shares

各方确认，2,320,000股Baiya股份已根据原协议发行给原卖方。本协议中的任何内容均不应被解释为收购方对该等Baiya股份承担任何义务或责任。该等Baiya股份不因本协议的签署或交割而发生任何转让。

The parties acknowledge that the 2,320,000 Baiya Shares have been issued to the Prior Sellers pursuant to the Prior Agreement. Nothing in this Agreement shall be construed as imposing any obligation or liability on the Acquiror with respect to such Baiya Shares. Such Baiya Shares shall not be transferred in any way as a result of the execution or closing of this Agreement.

第八条 交割后义务

ARTICLE VIII POST-CLOSING COVENANTS

8.1 进一步保证

8.1 Further Assurances

交割后，各方应签署并交付进一步的文件和文书，并采取一切合理必要的进一步行动，以实施本协议的各项条款和条件。

After the Closing, the parties shall execute and deliver such further documents and instruments and take all further actions as may be reasonably necessary to carry out the provisions and conditions of this Agreement.

8.2 原协议的处理

8.2 Handling of the Prior Agreement

转让方应自费采取一切必要行动，包括但不限于向原卖方发出通知、签署终止协议或支付任何必要的款项，以彻底解决原协议项下的一切义务。

The Transferor shall take all necessary actions at its own expense, including but not limited to giving notices to the Prior Sellers, executing termination agreements or making any necessary payments, to fully resolve all obligations under the Prior Agreement.

第九条 终止

ARTICLE IX TERMINATION

9.1 终止方式

9.1 Modes of Termination

本协议可在交割前以下列方式终止：

This Agreement may be terminated prior to the Closing:

(a) 经转让方和收购方书面共同同意终止；

(a) by the mutual written agreement of the Transferor and the Acquiror;

(b) 如果交割未在签署日后 [30] 天内发生，由任一方向另一方发出书面通知终止；

(b) by either party giving written notice to the other party if the Closing has not occurred within [30] days after the date hereof;

(c) 如果另一方在任何实质性方面违反了其在本协议中的陈述、保证或承诺，且该违约在收到书面通知后 [10]天内未得到纠正，由守约方终止。

(c) by the non-breaching party if the other party has breached any of its representations, warranties or covenants contained herein in any material respect, and such breach has not been cured within [10] days after receipt of written notice thereof.

9.2 终止的效力

9.2 Effect of Termination

如果本协议根据第9.1条终止，本协议应立即失效，不再具有任何效力，任何一方对另一方不承担任何责任，但任何一方在终止前因违约而产生的责任除外。

If this Agreement is terminated pursuant to Section 9.1, this Agreement shall become void and have no further force or effect, and no party shall have any liability to any other party, except for any liability arising from a breach of this Agreement prior to such termination.

第十条 适用法律与争议解决

ARTICLE X GOVERNING LAW AND DISPUTE RESOLUTION

10.1 适用法律

10.1 Governing Law

本协议的解释、效力和执行，适用纽约州法律，不适用其法律冲突原则。 （请选择其一并删除其余选项）

The interpretation, validity and enforcement of this Agreement shall be governed by the laws of State of New York , without regard to its conflict of laws principles.

10.2 争议解决

10.2 Dispute Resolution

因本协议产生的或与本协议相关的任何争议、纠纷或索赔（包括本协议的存在、效力、解释、履行、违约或终止），应通过仲裁最终解决。仲裁应由美国仲裁协会 按照其仲裁规则进行。仲裁地为纽约州。仲裁语言为 中英文。仲裁裁决为终局的，对各方均具有约束力，并可在任何有管辖权的法院强制执行。

Any dispute, controversy or claim arising out of or relating to this Agreement (including the existence, validity, interpretation, performance, breach or termination hereof) shall be finally resolved by arbitration. The arbitration shall be administered by AAA in accordance with its arbitration rules. The seat of arbitration shall be State of New York. The language of arbitration shall be Chinese and English. The award of the arbitration shall be final and binding upon the parties and may be enforced in any court of competent jurisdiction.

第十一条 其他条款

ARTICLE XI MISCELLANEOUS

11.1 完整协议

11.1 Entire Agreement

本协议构成各方就本协议标的物达成的完整协议，取代此前所有口头或书面的谅解、谈判和通信。

This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written understandings, negotiations and communications.

11.2 修订

11.2 Amendment

本协议只能通过各方签署的书面文件进行修订。

This Agreement may be amended only by a written instrument signed by all parties.

11.3 转让

11.3 Assignment

未经另一方事先书面同意，任何一方不得转让本协议或本协议项下的任何权利或义务。

No party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties.

11.4 通知

11.4 Notices

本协议项下的所有通知均应以书面形式发出，并应通过专人递送、隔夜快递或电子邮件发送至各方在本协议签署页指定的地址。

All notices under this Agreement shall be in writing and shall be delivered by hand, overnight courier or email to the addresses set forth on the signature pages hereof.

11.5 可分割性

11.5 Severability

如果本协议的任何条款被认定为无效或不可执行，该条款应在可能的最小范围内限制或删除，且本协议的其余条款应保持完全有效。

If any provision of this Agreement is held to be invalid or unenforceable, such provision shall be limited or deleted to the minimum extent necessary, and the remaining provisions of this Agreement shall remain in full force and effect.

11.6 副本

11.6 Counterparts

本协议可签署任意数量的副本，每份副本均应被视为正本，所有副本共同构成同一份文书。

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

11.7 语言

11.7 Language

本协议以中英文签署，两种语言具有同等效力。

This Agreement is executed in Chinese and English, both languages having equal effect.

签字页

SIGNATURE PAGE

兹证明，各方已于文首所载日期正式签署本协议。
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

甲方：转让方
Party A: Transferor

BAIYA INTERNATIONAL GROUP INC.

签字 / Signature:
姓名 / Name:	Linxi Xie
职位 / Title:	Chief Executive Officer
日期 / Date:

乙方：收购方
Party B: Acquiror

SHENGSHI INTERNATIONAL GROUP INC.

签字 / Signature:
姓名 / Name:	Taifeng He
职位 / Title:	Director
日期 / Date:

丙方：目标公司
Party C: The Company

STARFISH TECHNOLOGY-FZE

By
Name:	Ming Li
Title:

SHAREHOLDER

By:
Name:	Chunmei Fu

SHAREHOLDER

By:
Name:	Jing Xie
Address:

SHAREHOLDER

By:
Name:	Jie Li

SHAREHOLDER

By:
Name:	Junjie Yao

SHAREHOLDER

By:
Name:	Yan Wang
Address:

SHAREHOLDER

By:
Name:	JiaBao Niu